Van Kampen Emerging Markets Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Novate  7/21/  52,445  $16.75 $878,45  735,42    0.08%  0.24%   Morgan    UBS
 k OAO    05    ,300           8,775      6                     Stanle  Warbur
  Spo                                                           y, UBS     g
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Troika
                                                                Dialog
                                                                , Alfa
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Vneshe
                                                                conomb
                                                                 ank

                                                                China
                                                                Intern
 China  10/21    -     $2.37  $8,020,  5,838,    0.02%  0.54%   ationa   CSFB
Constr   /05                  000,000    000                      l
uction                                                          Capita
 Bank                                                             l
Corpor                                                          Corpor
 ation                                                          ation,
                                                                Morgan
                                                                Stanle
                                                                y, CCB
                                                                Intern
                                                                ationa
                                                                  l
                                                                Capita
                                                                  l
                                                                Limite
                                                                  d,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston

                                                                Merril
                                                                  l
 ICICI  12/6/    -     $26.75 $433,08  10,400    0.06%   0.07   Lynch   DSPMer
 Bank     05                   7,850                            Intern   rill
  LTD                                                           ationa   Lynch
                                                                  l,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Nomura
                                                                Securi
                                                                 ties